UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 23, 2003
                                                 -------------------


                                 NYMAGIC, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


     New York                           1-11238                 13-3534162
----------------------------         -------------          ------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


    919 Third Avenue, New York, New York                          10022
    ------------------------------------                    ------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code      212.551.0600
                                                     -----------------


         ------------------------------------------------------------
        (Former name or former address, if changed since last report.)




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Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description
--------------             -----------
99.1                       Press Release, dated December 23, 2003.


Item 9.  Regulation FD Disclosure.

         On December 23, 2003, NYMAGIC, INC. issued a press release announcing that, pursuant to an Underwriting Agreement, dated December 11, 2003, the Underwriters named in such Underwriting Agreement have exercised and closed their over-allotment option with respect to an additional 150,000 of the Registrant's common shares. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

In accordance with general instruction B.2 of Form 8-K, the information listed under Item 9, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 23, 2003
                                       NYMAGIC, INC.


                                       By:  /s/ Paul J. Hart
                                          ----------------------------------
                                          Paul J. Hart
                                          General Counsel




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                                 EXHIBIT INDEX



Exhibit Number             Description
--------------             -----------
99.1                       Press Release, dated December 23, 2003.